Acquisitions, Goodwill and Intangible Assets - Future Amortization Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Acquisitions , Goodwill and Intangible Assets
Intangible assets, net	$ 21,103	$ 517
Amortization expense	1,300	600	$ 700
Future estimated amortization expenses
2019	3,364
2020	3,364
2021	3,364
2022	3,364
2023 and thereafter	7,647
Total expected amortization expense	$ 21,103	$ 517